UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   JULY 17, 2007
                                                        ------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


            100 NORTH CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA 90210
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               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 432-1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

A final order dismissing the involuntary bankruptcy case filed against the Company was entered by the United States Bankruptcy Court for the Central District of California (Santa Ana Division) on July 17, 2007.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  99.1 Final Order Dismissing the involuntary bankruptcy case filed against the Company on July 17, 2007.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERPLAY ENTERTAINMENT CORPORATION



Dated:  July 18, 2007                   By:     /S/HERVE CAEN
                                           -------------------------------------
                                            Herve Caen
                                            Chief Executive Officer and Interim
                                            Chief Financial Officer


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